SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2003

                                    PDI, INC.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                                   0-24249                            22-2919486
      (State or other jurisdiction of                (Commission File Number)          (IRS Employer Identification
               incorporation)                                                                      No.)

             10 Mountainview Road,
            Upper Saddle River, NJ                                                                 07458
    (Address of principal executive office)                                                     (Zip Code)

                                 (201) 258-8450
               Registrant's telephone number, including area code:


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          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits

Exhibit 99.1      Press Release of PDI, Inc. dated May 6, 2003

Item 9.  Regulation FD Disclosure

In accordance with the interim guidance of the Securities and Exchange Commission under Release No. 33-8216, effective March 28, 2003, PDI, Inc. (the "Company") is furnishing the information required by Item 12 of Form 8-K under "Item 9 Regulation FD Disclosure" and information contained in this report (including the exhibit hereto) shall not be deemed filed for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section and shall not be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended.

On May 6, 2003, the Company issued a press release announcing its results of operations and financial condition for the three months ended March 31, 2003. The full text of the press release is set forth as Exhibit 99.1 attached hereto and incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PDI, INC.

                                       By: /s/Charles T. Saldarini
                                          --------------------------------------
                                          Charles T. Saldarini, Vice Chairman
                                           and Chief Executive Officer

Date:    May 7, 2003